UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2009

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey 07438

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On January 29, 2009, the Company filed with the State of New Jersey a Certificate of Amendment (the “Amendment”) pursuant to which it revised its Restated Certificate of Incorporation to authorize the issuance of up to 1,000,000 shares of Preferred Stock (the “Preferred Stock”) having such designations, powers, preferences, rights, qualifications and limitations as the Company’s Board of Directors may from time to time determine. The Amendment was approved by the Company’s shareholders at a special meeting held by the Company on January 28, 2009. A copy of the Certificate of Amendment and a press release are included as exhibits to this Form 8-K and are incorporated by reference to this Item 3.03.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit 3.1	The Company’s Certificate of Amendment, dated January 29, 2009.

Exhibit 99.1	Press Release dated February 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
Name:	Thomas J. Shara
Title:	President and Chief Executive Officer

Dated: February 3, 2009

EXHIBIT INDEX

Exhibit 3.1	The Company’s Certificate of Amendment, dated January 29, 2009.

Exhibit 99.1	Press Release dated February 3, 2009